UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

          DATE OF REPORT (Date of earliest event reported): May 1, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On May 1, 2007, First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated May 1, 2007, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  May 1, 2007

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated May 1, 2007, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                        Press Release, dated May 1, 2007

N / E / W / S     R / E / L / E / A / S / E

May 1, 2007

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS  CORPORATION  ANNOUNCES  INCREASE IN FIRST QUARTER  EARNINGS PER
SHARE

First Merchants Corporation (NASDAQ - FRME) has reported March 31, 2007 net income of $7.77 million, a $262,000 or 3.49 percent increase over the $7.51 million earned in the first quarter of 2006. Diluted earnings per share totaled $.42, a $.01 increase over 2006 first quarter earnings per share of $.41.

Total assets equaled $3.55 billion at year-end,  an increase of $285 million, or
8.7 percent from March 31, 2006. Loans and investments, the Corporation's primary earning assets, totaled $3.21 billion, an increase of $272 million or
9.2 percent over the prior year.

Non-interest income increased by $1,207,000 during the quarter as service charges on deposits increased by $457,000, earnings on cash surrender value of bank owned life insurance increased by $262,000 and insurance commission increased by $134,000.

Net-Interest margin declined by 37 basis points from 3.87 percent in the first quarter of 2006 to 3.50 percent in 2007. As a result, net-interest income declined by $514,000 despite strong improvements in earning assets as the Corporation's volume variance totaled a positive $2.7 million mitigated by a negative rate variance of $3.2 million. The decline in net-interest margin represents $.02 in earnings per share for the quarter.

Year-to-date operating expense increased by $406,000, a modest 1.7 percent as management continues the process of streamlining its operating structure.

The allowance for loan losses increased during the last twelve months by $1.2 million as non-performing loans totaled 1.12 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled .98 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "Growth in non-interest income of 14 percent reflects managements commitment to customer acquisition and retention and is reflective of our bankers fulfilling the service needs of our customers." Rechin also added, "As the Corporation's non-interest income, balance sheet and talent profile grows in conjunction with the completion of our strategic structural enhancements, First Merchants will position itself to meet or exceed stakeholder expectations."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Tuesday, May 1, 2007. To participate, dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's first quarter earnings. A replay will be available until May 8, 2007. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 238591.

During the call we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 March 31,
                                                                         2007            2006
Assets
   Cash and due from banks                                          $    43,629     $    59,176
   Interest-bearing time deposits                                         6,785           9,104
   Investment securities                                                476,199         441,651
   Mortgage loans held for sale                                           2,732           5,170
   Loans                                                              2,731,140       2,491,488
      Less: Allowance for loan losses                                   (26,819)        (25,623)
                                                                     ----------     -----------
        Net loans                                                     2,704,321       2,465,865
   Premises and equipment                                                43,262          39,029
   Federal Reserve and Federal Home Loan Bank stock                      23,691          23,421
   Interest receivable                                                   21,941          19,035
   Core deposit intangibles and goodwill                                137,847         138,174
   Cash surrender value of life insurance                                68,360          43,964
   Other assets                                                          26,047          25,346
                                                                    -----------     -----------
           Total assets                                             $ 3,554,814     $ 3,269,935
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   325,615     $   325,548
     Interest-bearing                                                 2,361,773       2,120,524
                                                                    -----------     -----------
           Total deposits                                             2,687,388       2,446,072
   Borrowings                                                           497,188         469,002
   Interest payable                                                      10,834           6,412
   Other liabilities                                                     30,756          31,711
                                                                    -----------     -----------
           Total liabilities                                          3,226,166       2,953,197
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,315,624 and 18,440,316 shares          2,289           2,305
   Additional paid-in capital                                           143,672         146,374
   Retained earnings                                                    191,476         177,975
   Accumulated other comprehensive loss                                  (8,789)         (9,916)
                                                                    -----------     -----------
        Total stockholders' equity                                      328,648         316,738
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,554,814     $ 3,269,935
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended
(In thousands)                                       March 31,
                                                2007          2006
NET CHARGE OFF'S                             $    1,320    $    1,291

AVERAGE BALANCES
  Total Assets                               $3,522,334    $3,235,933
  Total Loans                                 2,703,134     2,474,759
  Total Deposits                              2,689,908     2,407,646
  Total Stockholders' Equity                    328,342       316,629

FINANCIAL RATIOS
  Return on Average Assets                          .88%          .93
  Return on Avg. Stockholders' Equity              9.47          9.49
  Avg. Earning Assets to Avg. Assets              91.13         91.27
  Allowance for Loan Losses as %
  Of Total Loans                                    .98          1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .20           .21
  Dividend Payout Ratio                           54.76         56.10
  Avg. Stockholders' Equity to Avg. Assets         9.32          9.78
  Tax Equivalent Yield on Earning Assets           7.01          6.64
  Cost of Supporting Liabilities                   3.51          2.77
  Net Int. Margin (FTE) on Earning Assets          3.50          3.87

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended
                                                               March 31,
                                                           2007        2006
Interest income
   Loans receivable
     Taxable                                             $ 49,645    $ 43,079
     Tax exempt                                               201         168
   Investment securities
     Taxable                                                3,282       2,726
     Tax exempt                                             1,661       1,647
   Federal funds sold                                           1          17
   Deposits with financial institutions                       123         114
   Federal Reserve and Federal Home Loan Bank stock           328         311
                                                         --------    --------
        Total interest income                              55,241      48,062
                                                         --------    --------
Interest expense
   Deposits                                                21,806      14,419
   Federal funds purchased                                    854         489
   Securities sold under repurchase agreements                569         835
   Federal Home Loan Bank advances                          2,936       2,656
   Subordinated debentures, revolving credit lines
     and term loans                                         2,001       1,991
   Other borrowings                                                        83
                                                         --------    --------
        Total interest expense                             28,166      20,473
                                                         --------    --------
Net interest income                                        27,075      27,589
   Provision for loan losses                                1,599       1,726
                                                         --------    --------

Net interest income
   after provision for loan losses                         25,476      25,863
                                                         --------    --------
Other income
   Fiduciary activities                                     2,036       1,951
   Service charges on deposit accounts                      2,883       2,426
   Other customer fees                                      1,491       1,355
   Net realized gains on
     sales of available-for-sale securities                    (1)          9
   Commission income                                        1,638       1,504
   Earnings on cash surrender value
     of life insurance                                        685         423
   Net gains and fees on sales of loans                       532         554
   Other income                                               540         375
                                                         --------    --------
        Total other income                                  9,804       8,597
                                                         --------    --------

Other expenses
   Salaries and employee benefits                          14,726      14,392
   Net occupancy expenses                                   1,598       1,434
   Equipment expenses                                       1,722       1,949
   Marketing expense                                          487         400
   Outside data processing fees                               951         883
   Printing and office supplies                               299         304
   Core deposit amortization                                  791         762
   Other expenses                                           3,620       3,664
                                                         --------    --------
        Total other expenses                               24,194      23,788
                                                         --------    --------

Income before income tax                                   11,086      10,672
   Income tax expense                                       3,315       3,163
                                                         --------    --------
Net income                                               $  7,771    $  7,509
                                                         ========    ========

Per Share Data

   Basic Net Income                                           .42         .41
   Diluted Net Income                                         .42         .41
   Cash Dividends Paid                                        .23         .23
   Average Diluted Shares
     Outstanding (in thousands)                            18,497      18,526

CONSOLIDATED BALANCE SHEETS

(in thousands)                                       March 31,  December 31, September 30,   June 30,    March 31,
                                                       2007         2006         2006         2006         2006
Assets
   Cash and due from banks                         $    43,629  $    89,957  $    65,641  $    71,275  $    59,176
   Interest-bearing time deposits                        6,785       11,284        8,717        8,529        9,104
   Investment securities                               476,199      465,217      468,074      466,882      441,651
   Mortgage loans held for sale                          2,732        5,413        3,395        5,338        5,170
   Loans                                             2,731,140    2,692,601    2,641,644    2,591,440    2,491,488
     Less: Allowance for loan losses                   (26,819)     (26,540)     (26,975)     (25,884)     (25,623)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,704,321    2,666,061    2,614,669    2,565,556    2,465,865
   Premises and equipment                               43,262       42,393       40,511       41,122       39,029
   Federal Reserve and Federal Home Loan Bank stock     23,691       23,691       23,620       23,889       23,421
   Interest receivable                                  21,941       24,345       23,946       19,539       19,035
   Core deposit intangibles and goodwill               137,847      138,638      136,666      137,429      138,174
   Cash surrender value of life insurance               68,360       64,213       63,539       44,358       43,964
   Other assets                                         26,047       23,658       23,261       24,346       25,346
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,554,814  $ 3,554,870  $ 3,472,039  $ 3,408,263  $ 3,269,935
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   325,615  $   362,058  $   324,601  $   340,046  $   325,548
     Interest-bearing                                2,361,773    2,388,480    2,369,690    2,195,354    2,120,524
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,687,388    2,750,538    2,694,291    2,535,400    2,446,072
   Borrowings                                          497,188      440,764      419,146      527,347      469,002
   Interest payable                                     10,834        9,326       10,236        6,927        6,412
   Other liabilities                                    30,756       26,917       26,075       25,585       31,711
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,226,166    3,227,545    3,149,748    3,095,259    2,953,197
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,289        2,305        2,292        2,282        2,305
   Additional paid-in capital                          143,672      146,460      143,688      142,037      146,374
   Retained earnings                                   191,476      187,965      184,555      181,042      177,975
   Accumulated other comprehensive loss                 (8,789)      (9,405)      (8,244)     (12,357)      (9,916)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     328,648      327,325      322,291      313,004      316,738
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,554,814  $ 3,554,870  $ 3,472,039  $ 3,408,263  $ 3,269,935
                                                   ===========  ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                            March 31,   December 31,  September 30,    June 30,     March 31,
                                            2007         2006           2006           2006         2006
   90 days past due                      $    4,554   $    2,870     $    4,253    $    8,818    $    5,188
   Non-accrual loans                         22,704       17,926         16,524        12,611        11,424
   Other real estate                          3,102        2,160          2,194         2,497         3,209
                                         ----------   ----------     ----------    ----------    ----------
        Total non-performing assets      $   30,360   $   22,956     $   22,971    $   23,926    $   19,821
                                         ==========   ==========     ==========    ==========    ==========

   Average total loans for the quarter   $2,703,134   $2,653,700     $2,613,805    $2,534,675    $2,474,759

   Total non-performing assets as a
     percent of average total loans            1.12%         .87%           .87%          .94%          .80%

   Restructured loans                    $       59   $       84     $       93    $      111    $      114

CONSOLIDATED STATEMENTS OF INCOME

                                                                               Three Months Ended
(in thousands, except share data)                      March 31,  December 31, September 30,    June 30,      March 31,
                                                        2007          2006         2006           2006         2006
Interest Income
   Loans receivable
     Taxable                                          $ 49,645      $ 49,293     $ 48,738      $ 45,658      $ 43,079
     Tax exempt                                            201           240          189           231           168
   Investment securities
     Taxable                                             3,282         3,219        3,289         3,082         2,726
     Tax exempt                                          1,661         1,660        1,645         1,613         1,647
   Federal funds sold                                        1           332           13            11            17
   Deposits with financial institutions                    123           110          144           132           114
   Federal Reserve and Federal Home Loan Bank stock        328           318          307           320           311
                                                      --------      --------     --------      --------      --------
       Total interest income                            55,241        55,172       54,325        51,047        48,062
                                                      --------      --------     --------      --------      --------
Interest expense
   Deposits                                             21,806        22,690       20,291        16,914        14,419
   Federal funds purchased                                 854            93          635           625           489
   Securities sold under repurchase agreements             569           488          852         1,053           835
   Federal Home Loan Bank advances                       2,936         2,672        2,796         2,610         2,656
   Subordinated debentures, revolving credit
     lines and term loans                                2,001         2,046        2,067         2,020         1,991
   Other borrowings                                                       67           60            59            83
                                                      --------      --------     --------      --------      --------
        Total interest expense                          28,166        28,056       26,701        23,281        20,473
                                                      --------      --------     --------      --------      --------
Net interest income                                     27,075        27,116       27,624        27,766        27,589
   Provision for loan losses                             1,599         1,245        1,558         1,729         1,726
                                                      --------      --------     --------      --------      --------

Net interest income
   after provision for loan losses                      25,476        25,871       26,066        26,037        25,863
                                                      --------      --------     --------      --------      --------
Other income
   Fiduciary activities                                  2,036         1,862        1,863         1,949         1,951
   Service charges on deposit accounts                   2,883         3,010        3,055         2,771         2,426
   Other customer fees                                   1,491         1,387        1,386         1,389         1,355
   Net realized gains (losses) on sales of
     available-for-sale securities                          (1)           (4)                        (9)            9
   Commission income                                     1,638           881          971           946         1,504
   Earnings on cash surrender value
     of life insurance                                     685           712          719           432           423
   Net gains and fees on sales of loans                    532           613          493           511           554
   Other income                                            540           309          348           422           375
                                                      --------      --------     --------      --------      --------
        Total other income                               9,804         8,770        8,835         8,411         8,597
                                                      --------      --------     --------      --------      --------

Other expenses
   Salaries and employee benefits                       14,726        14,157       14,033        13,543        14,392
   Net occupancy expenses                                1,598         1,498        1,477         1,477         1,434
   Equipment expenses                                    1,722         1,956        2,035         2,007         1,949
   Marketing expense                                       487           508          586           438           400
   Outside data processing fees                            951           804          841           921           883
   Printing and office supplies                            299           401          367           424           304
   Core deposit amortization                               791           781          762           761           762
   Other expenses                                        3,620         4,315        3,854         4,323         3,664
                                                      --------      --------     --------      --------      --------
        Total other expenses                            24,194        24,420       23,955        23,894        23,788
                                                      --------      --------     --------      --------      --------

Income before income tax                                11,086        10,221       10,946        10,554        10,672
   Income tax expense                                    3,315         2,562        3,207         3,263         3,163
                                                      --------      --------     --------      --------      --------
Net income                                            $  7,771      $  7,659     $  7,739      $  7,291      $  7,509
                                                      ========      ========     ========      ========      ========

Per Share Data

   Basic Net Income                                   $    .42      $    .42     $    .42      $    .39      $    .41
   Diluted Net Income                                      .42           .42          .42           .39           .41
   Cash Dividends Paid                                     .23           .23          .23           .23           .23
   Average Diluted Shares
     Outstanding (in thousands)                         18,497        18,498       18,381        18,463        18,526

FINANCIAL RATIOS
  Return on Average Assets                                 .88%          .88%         .90%          .88%          .93%
  Return on Avg. Stockholders' Equity                     9.47          9.39         9.72          9.20          9.49
  Avg. Earning Assets to Avg. Assets                     91.13         90.87        91.26         91.21         91.27
  Allowance for Loan Losses as %
  Of Total Loans                                           .98           .99         1.02          1.00          1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                             .20           .25          .07           .23           .21
  Dividend Payout Ratio                                  54.76         56.10        54.76         58.97         56.10
  Avg. Stockholders' Equity to Avg. Assets                9.32          9.32         9.30          9.54          9.78
  Tax Equivalent Yield on Earning Assets                  7.01          7.07         7.08          6.87          6.64
  Cost of Supporting Liabilities                          3.51          3.53         3.42          3.07          2.77
  Net Int. Margin (FTE) on Earning Assets                 3.50          3.54         3.66          3.80          3.87

LOANS

(in thousands)                                         March 31,   December 31,  September 30,   June 30,     March 31,
                                                        2007           2006         2006          2006         2006
Commercial and industrial loans                      $  557,304    $  537,305    $  497,280   $  501,238    $  486,411
Agricultural production financing and
   other loans to farmers                                97,784       100,098       104,147       95,352        87,433
Real estate loans:
   Construction                                         151,782       169,491       175,753      178,254       175,784
   Commercial and farmland                              906,726       861,429       835,403      813,171       743,905
   Residential                                          756,316       749,921       757,116      744,552       746,410
Individuals' loans for household and other
   personal expenditures                                210,578       223,504       215,237      208,768       202,478
Tax exempt loans                                         15,306        14,423        16,550       13,656        13,656
Lease financing receivables, net of unearned income       7,648         8,010         8,543        8,589         8,193
Other loans                                              27,696        28,420        31,615       27,860        27,218
                                                    -----------   ------------   ----------   ----------   -----------
                                                      2,731,140     2,692,601     2,641,644    2,591,440     2,491,488
Allowance for loan losses                               (26,819)      (26,540)      (26,975)     (25,884)      (25,623)
                                                    -----------   ------------   ----------   ----------   -----------
        Total loans                                  $2,704,321    $2,666,061    $2,614,669   $2,565,556    $2,465,865
                                                    ===========   ============   ==========   ==========   ===========



DEPOSITS


(in thousands)                                        March 31,   December 31,  September 30,   June 30,     March 31,
                                                        2007          2006          2006          2006         2006

Demand deposits                                     $  787,538    $  883,294    $  743,154    $  758,132   $  671,027
Savings deposits                                       530,692       507,431       512,112       510,878      526,554
Certificates and other time deposits of
   $100,000 or more                                    398,061       408,910       394,724       313,751      320,213
Other certificates and time deposits                   971,097       950,903     1,044,301       952,639      928,278
                                                    -----------   -----------   -----------   -----------  -----------
                                                    $2,687,388    $2,750,538    $2,694,291    $2,535,400   $2,446,072
                                                    ===========   ===========   ===========   ===========  ===========
